EXHIBIT 4.6.37

EXECUTION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

SEVENTH SENIOR NOTES SUPPLEMENTAL INDENTURE (this “Seventh Senior Notes Supplemental Indenture”) dated as of August 10, 2012 among Reynolds Group Issuer LLC, a Delaware limited liability company (the “US Issuer I”), Reynolds Group Issuer Inc., a Delaware corporation (the “US Issuer II”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (limited liability company) organized under the laws of Luxembourg (the “Luxembourg Issuer” and, together with the US Issuer I and the US Issuer II, the “Issuers”), Beverage Packaging Holdings (Luxembourg) I S.A., as guarantor (“BP I”), the guarantors party hereto and The Bank of New York Mellon, as trustee (the “Trustee”), principal paying agent, transfer agent and registrar, to the indenture dated as of August 9, 2011, as amended or supplemented (the “Senior Notes Indenture”), in respect of the issuance of an aggregate principal amount of $1,000,000,000 of 9.875% Senior Notes due 2019 (the “Senior Notes”).

W I T N E S S E T H :

WHEREAS pursuant to Section 9.01(a)(xiv) of the Senior Notes Indenture, the Trustee, BP I and the Issuers are authorized to make certain changes to the Senior Notes Indenture to provide for the issuance of Additional Senior Notes and to execute and deliver this Seventh Senior Notes Supplemental Indenture;

WHEREAS, pursuant to the terms of the Senior Notes Indenture, the Issuers desire to provide for the issuance of Additional Senior Notes, the form and substance of such Additional Senior Notes and the terms, provisions and conditions thereof to be set forth as provided in the Senior Notes Indenture and this Seventh Senior Notes Supplemental Indenture; and

WHEREAS, the Senior Notes, including any Additional Senior Notes to be issued pursuant to this Seventh Senior Notes Supplemental Indenture, shall be treated as a single class for all purposes under the Senior Notes Indenture, including waivers, amendments, redemptions and offers to purchase.

Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Senior Notes Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Issuer, BP I and the other guarantors party hereto covenant and agree as follows:

1. Definitions. Unless the context otherwise requires:

(a) a term defined in the Senior Notes Indenture has the same meaning when used in this Seventh Senior Notes Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Seventh Senior Notes Supplemental Indenture;

(b) a term defined anywhere in this Seventh Senior Notes Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa;

(d) a reference to a Section or Article is to a Section or Article in this Seventh Senior Notes Supplemental Indenture;

(e) headings are for convenience of reference only and do not affect interpretation; and

(f) Unless the context otherwise requires, for all purposes of the Senior Notes Indenture, references to the Senior Notes include the Additional 9.875% Senior Notes due 2019 (as defined below).

2. Designation and Terms of Additional Senior Notes.

(a) There is hereby authorized the issuance of Additional Senior Notes designated the “Additional 9.875% Senior Notes due 2019”;

(b) The issue price for the Additional 9.875% Senior Notes due 2019 is 100% and the issue date is August 10, 2012;

(c) Interest on the Additional 9.875% Senior Notes due 2019 shall accrue from February 15, 2012;

(d) The aggregate principal amount of Additional 9.875% Senior Notes due 2019 which may be authenticated and delivered under the Senior Notes Indenture is $1,240,050,000;

(e) The Additional 9.875% Senior Notes due 2019 will be represented by one or more global securities (collectively, the “Global Senior Securities”) registered in the name of Cede & Co., a nominee of The Depository Trust Company, New York, New York (the “Depositary”), or another nominee of the Depositary. The Global Senior Securities may be transferred, in whole and not in part, only to the Depositary or another nominee of the Depositary; and

(f) the Additional 9.875% Senior Notes due 2019 shall be issued in the form of Senior Exchange Securities.

3. Ratification of Senior Notes Indenture; Seventh Senior Notes Supplemental Indenture Part of Senior Notes Indenture. Except as expressly amended hereby, the Senior Notes Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Seventh Senior Notes Supplemental Indenture shall form a part of the Senior Notes Indenture for all purposes, and every holder of a Senior Note heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Governing Law. THIS SEVENTH SENIOR NOTES SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Seventh Senior Notes Supplemental Indenture.

6. Indemnity. (a) The Issuers, BP I and the other guarantors party hereto, subject to Section 10.08 of the Senior Notes Indenture, jointly and severally, shall indemnify the Trustee and each Agent (which in each case, for purposes of this Section, shall include its officers, directors, employees, agents and counsel) against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred attorneys’ fees and expenses) incurred by or in connection with the entry into this Seventh Senior Notes Supplemental Indenture and the performance of its duties hereunder, including the costs and expenses of enforcing this Seventh Senior Notes Supplemental Indenture against the Issuers, BP I and the other guarantors party hereto (including this Section) and defending itself against or investigating any claim (whether asserted by the Issuers, BP I, the other guarantors party hereto, any Holder or any other Person). The obligation to pay such amounts shall survive the payment in full or defeasance of the Senior Notes or the removal or resignation of the Trustee or the applicable Agent. The Trustee or the applicable Agent shall notify the Issuers of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided, however, that any failure so to notify the Issuers shall not relieve any of the Issuers, BP I or the other guarantors party hereto executing this Seventh Senior Notes Supplemental Indenture of its indemnity obligations hereunder. The Issuers shall defend the claim and the indemnified party shall provide reasonable cooperation at the Issuers’ expense in the defense. Such indemnified parties may have separate counsel and the Issuers, BP I and the other guarantors party hereto, as applicable, shall pay the fees and expenses of such counsel. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by an indemnified party solely through such party’s own willful misconduct, negligence or bad faith.

(b) To secure the payment obligations of the Issuers, BP I and the other guarantors in this Section, the Trustee shall have a Lien prior to the Senior Notes on all money or property held or collected by the Trustee other than money or property held to pay principal of and interest on the Senior Notes.

7. Duplicate Originals. The parties may sign any number of copies of this Seventh Senior Notes Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

9. No Adverse Interpretation of Other Agreements. This Seventh Senior Notes Supplemental Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuers, BP I, BP II, RGHL or any of their Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Seventh Senior Notes Supplemental Indenture.

10. No Recourse Against Others. No director, officer, employee, manager, incorporator or holder of any Equity Interests in BP I, BP II or any Issuer or any direct or indirect parent corporation will have any liability for any obligations of the Issuers or Senior Note Guarantors under the Senior Notes, this Seventh Senior Notes Supplemental Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver may not be effective to waive liabilities under the federal securities laws.

11. Successors and Assigns. All covenants and agreements of the Issuers, BP I and the other guarantors party hereto in this Seventh Senior Notes Supplemental Indenture and the Senior Notes shall bind their respective successors and assigns. All agreements of the Trustee in this Seventh Senior Notes Supplemental Indenture shall bind its successors and assigns.

12. Severability. In case any one or more of the provisions contained in this Seventh Senior Notes Supplemental Indenture or the Senior Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Seventh Senior Notes Supplemental Indenture or the Senior Notes.

13. Notices. Any order, consent, notice or communication shall be sufficiently given if in writing in the English language and delivered in person, via facsimile, email or mailed by first class mail, postage prepaid, addressed as follows:

If to any of the Issuers:

Level 22

20 Bond Street

Sydney, NSW 2000, Australia

Attn: Helen Golding

Fax: +6192686693

helen.golding@rankgroup.co.nz

If to the Trustee, Principal Paying Agent, Transfer Agent or Registrar:

The Bank of New York Mellon

101 Barclay Street 4-E

New York, NY 10286

Attn: International Corporate Trust

Fax: (212) 815-5366

catherine.donohue@bnymellon.com

lesley.daley@bnymellon.com

14. Amendments and Modification. This Seventh Senior Notes Supplemental Indenture may be amended, modified, or supplemented only as permitted by the Senior Notes Indenture and by written agreement of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Senior Notes Supplemental Indenture to be duly executed as of the date first above written.

REYNOLDS GROUP ISSUER LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS GROUP ISSUER INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Officer

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

REYNOLDS GROUP HOLDINGS LIMITED

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

Witnessed by:

/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney
Address:	Sydney, Australia

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

BAKERS CHOICE PRODUCTS, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS PRESTO PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS CONSUMER PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS SERVICES INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

SIG HOLDING USA, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SIG COMBIBLOC INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

REYNOLDS GROUP HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President & Secretary

EVERGREEN PACKAGING INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

EVERGREEN PACKAGING USA INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURES SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SOUTHERN PLASTICS INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS MEXICO HOLDINGS LLC

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CSI MEXICO LLC

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

CSI SALES & TECHNICAL SERVICES INC.

By:	/s/ Stephanie A. Blackman
Name:	Stephanie A. Blackman
Title:	Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

EVERGREEN PACKAGING INTERNATIONAL (US) INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BLUE RIDGE HOLDING CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BRPP, LLC

By:	BLUE RIDGE PAPER PRODUCTS INC., its Sole Member and Manager

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS PACKAGING HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President & Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

REYNOLDS FLEXIBLE PACKAGING INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Vice President & Assistant Secretary

REYNOLDS PACKAGING LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

ULTRA PAC, INC.

By:	/s/ Joseph E. Doyle
Name:	Joseph E. Doyle
Title:	Vice President & Assistant Secretary

NEWSPRING INDUSTRIAL CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

PACTIV LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

PCA WEST INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PWP INDUSTRIES, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

PRAIRIE PACKAGING, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

RENPAC HOLDINGS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

REYNOLDS MANUFACTURING, INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Secretary

GRAHAM PACKAGING COMPANY INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC HOLDINGS LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

Signed, sealed and delivered by WHAKATANE MILL AUSTRALIA PTY LIMITED by the party’s attorney pursuant to power of attorney dated 29 February 2012 who states that no notice of revocation of the power of attorney has been received in the presence of:	) ) ) ) ) ) )

/s/ Karen Mower	/s/ Cindi Lefari
Witness	Attorney

Karen Mower	Cindi Lefari
Name of Witness	Name of Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG AUSTRIA HOLDING GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC GMBH & CO KG

REPRESENTED BY ITS GENERAL PARTNER SIG COMBIBLOC GMBH

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.

By:	/s/ Guilherme Rodrigues Miranda
Name:	Guilherme Rodrigues Miranda
Title:	Manager

SIG BEVERAGES BRASIL LTDA.

By:	/s/ Felix Colas Morea
Name:	Felix Colas Morea
Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.

By:	/s/ Ricardo Lança Rodriguez
Name:	Ricardo Lança Rodriguez
Title:	Manager

By:	/s/ Lutz Knut Braune
Name:	Lutz Knut Braune
Title:	Manager

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CSI LATIN AMERICAN HOLDINGS CORPORATION

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

EVERGREEN PACKAGING CANADA LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV CANADA INC.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA SOCIEDAD DE RESPONSABILIDAD LIMITADA

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney-in-Fact

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG COMBIBLOC SYSTEMS GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG COMBIBLOC
ZERSPANUNGSTECHNIK GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SIG BETEILIGUNGS GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG INFORMATION TECHNOLOGY GMBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG Euro Holding AG & CO. KGaA

towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative

/s/ Rolf Stangl
	Name:	Rolf Stangl
	Title:	Chairman of the supervisory board

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG ASSET HOLDINGS LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED

By:	/s/ Karen Michelle Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

SIG COMBIBLOC LIMITED

By:	/s/ Karen Michelle Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING (HONG KONG) LIMITED

By:	/s/ Karen Mower
Name:	Karen Michelle Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CSI HUNGARY KFT.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À.R.L.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À.R.L.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV FOODSERVICE MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

CLOSURE SYSTEMS INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

WHAKATANE MILL LIMITED

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

Witnessed By:

/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
	Address:	Sydney, Australia

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG COMBIBLOC GROUP AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG ALLCAP AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG TECHNOLOGY AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG COMBIBLOC LTD.

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

SIG HOLDINGS (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SIG COMBIBLOC LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

IVEX HOLDINGS, LTD.

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

KAMA EUROPE LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

OMNI-PAC U.K. LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

THE BALDWIN GROUP LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED

By:	/s/ Cindi Lefari
Name:	Cindi Lefari
Title:	Attorney

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GRAHAM PACKAGING PX COMPANY

By:	GRAHAM PACKAGING PX, LLC, its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PX, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPACSUB LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC CAPITAL CORP. I

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC CAPITAL CORP. II

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GPC OPCO GP LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GPC SUB GP LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING COMPANY, L.P.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING GP ACQUISITION LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING LC, L.P.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GRAHAM PACKAGING LP ACQUISITION LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PET TECHNOLOGIES INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING PX HOLDING CORPORATION

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING REGIOPLAST STS INC.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

GRAHAM PACKAGING MINSTER LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY

By:	BCP/GRAHAM HOLDINGS L.L.C., its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM RECYCLING COMPANY, L.P.

By:	GPC SUB GP LLC, its general partner

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

GRAHAM PACKAGING WEST JORDAN, LLC

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Assistant Secretary

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) IV S.À R.L.

By:	/s/ Helen Dorothy Golding
Name:	Helen Dorothy Golding
Title:	Authorized Signatory

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)

THE BANK OF NEW YORK MELLON, as Trustee, Principal Paying Agent, Transfer Agent and Registrar

By:	/s/ Catherine F. Donohue
Name:	Catherine F. Donohue
Title:	Vice President

SUPPLEMENTAL INDENTURE

(SENIOR NOTES – AUGUST 2011 – ADDITIONAL NOTES)